EXHIBIT 99.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
BURNETT PLAZA, SUITE 1900
801 CHERRY STREET, UNIT #18	IN REPLYING
FORT WORTH, TEXAS 76102-6882	PLEASE QUOTE
PHONE: (817) 978-3821 FAX: (817) 978-2700	FW-3028
April 23, 2007
VIA FEDERAL EXPRESS
Mr. Clifford Thau, Esq.
Vinson & Elkins LLP
666 Fifth Avenue, 26th Floor
New York, NY 10103-0040

Re:	In the Matter of Stone Energy Corporation (FW-3028)
Dear Mr. Thau:
     This investigation has been terminated, and no enforcement action has been recommended to the Commission. We are providing this information under the guidelines in the final paragraph of Securities Act Release No. 5310 (copy attached).
Sincerely,
/s/ David L. Peavler
David L. Peavler
Assistant Regional Director